Statements of Financial Position (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Fixed income securities, amortized cost	$ 4,023,107	$ 4,375,110
Equity securities, at cost	233,118	177,229
Short-term, amortized cost	$ 224,111	$ 88,552
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000